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                                                                   EXHIBIT 10.52

                        AMENDMENT TO OPTION AGREEMENT

        AMENDMENT made as of this 14th day of August 1995, by and between HADCO CORPORATION, a Massachusetts corporation with a usual place of business in Salem, New Hampshire (hereinafter the "Company") and PATRICK SWEENEY, of Acton, Massachusetts, (hereinafter the "Optionee"), to the Option Agreement between the parties dated January 24, 1994.

        WHEREAS, the parties have reached an understanding regarding a change of employment status of the Optionee and have, contemporaneously with the execution of this Amendment to Option Agreement, executed an Agreement providing for certain compensation, benefits and consulting arrangements between the Company and the Optionee; and

        WHEREAS, as part of this understanding and new compensation arrangement, the parties have agreed to amend the provisions of the Option Agreement between the parties dated January 24, 1994 and to cancel certain of the options previously granted under that Agreement.

        NOW, THEREFORE, in consideration of the premises and other mutual covenants contained herein, and in furtherance of the parties' Agreement to amend the Option Agreement, it is agreed between the parties as follows:

        1. Section 1 of the Option Agreement is amended to change the number of shares subject to the option from 100,000 to 15,000. The option with respect to the balance of 85,000 shares is hereby cancelled, being that portion of the option which was scheduled to accrue at any time subsequent to August 15, 1995.

        2. The schedule in Section 2(a) of the Option Agreement is changed to the following:
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Cumulative Percent of Option
Shares That May Be Purchased                Date of Vesting
----------------------------                ---------------

                  100%                      One year anniversary of the date of grant

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        The effect of this Amendment is to fully vest the right to exercise the option and purchase the currently outstanding Option Shares (15,000 shares) at present.

        3. Except as specifically set forth herein, the original terms and provisions of the Option Agreement dated January 24, 1994 between the parties are hereby ratified and confirmed.

        IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

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

Witness:
/s/ Pat Randall                             By:  /s/ Patrick Sweeney
--------------------                        -------------------------------
                                            OPTIONEE


Witness:                                    HADCO CORPORATION

/s/ Carol Walton                            By:  /s/ Andrew E. Lietz
--------------------                        -------------------------------


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